UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2011

HANDY & HARMAN LTD.
(Exact name of registrant as specified in its charter)

Delaware	1-2394	13-3768097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1133 Westchester Avenue, Suite N222, White Plains, New York		10604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (914) 461-1300

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Handy & Harman Ltd. (the “Company”) is filing this Current Report on Form 8-K to update the historical consolidated financial statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations included in the Company’s Annual Reports on Form 10−K for the fiscal years ended December 31, 2010 and 2009 (the “2010 Form 10−K” and the “2009 Form 10-K”, respectively) to present the results of (i) Eurokasco, S.A.S. (“Kasco-France”), which was sold by the Company in the third quarter of 2011 and was part of the Company’s Kasco Blades and Route Repair Services segment, (ii) the Company’s former Arlon Coated Materials segment and (iii) the Company’s Indiana Tube Denmark A/S and Sumco, Inc. subsidiaries (together with Kasco-France and Arlon Coated Materials, collectively, the “Divested Businesses”) as discontinued operations on a retroactive basis for the full years ended December 31, 2010, 2009 and 2008.  The information in this Form 8−K does not constitute an amendment to or restatement of either the 2010 Form 10−K or the 2009 Form 10-K.

The following Items of the 2010 Form 10−K and 2009 Form 10-K are hereby being retrospectively adjusted to reflect the impact of accounting for the Divested Businesses as discontinued operations for the periods set forth above:

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Consolidated Financial Statements and Supplementary Data.

The presentation of the Divested Businesses as discontinued operations affects only the manner in which certain financial information was previously reported and does not restate or revise the Company’s net income in any previously reported financial statements. Except for matters noted above affecting changes in presentation, no other information in the 2010 Form 10−K or 2009 Form 10-K is being updated for events or developments that occurred subsequent to the filing of the 2010 Form 10−K on March 11, 2011 or the filing of the 2009 Form 10-K on March 30, 2010. Without limiting the generality of the foregoing, except for the matters noted above, this filing does not purport to update the Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 Form 10−K or in the 2009 Form 10-K for any information, uncertainties, transactions, proceedings, risks, events or trends occurring or known to management.  More current information is contained in the Company’s Quarterly Reports on Form 10−Q and other filings with the Securities and Exchange Commission (the “SEC”), which contain important information regarding events and developments of the Company that have occurred since the filing of the 2010 Form 10−K and the 2009 Form 10-K.  This Current Report on Form 8−K and the information contained in the exhibits hereto should be read in conjunction with, and as a supplement to, the Company’s 2010 Form 10−K, 2009 Form 10-K, its Quarterly Reports on Form 10−Q and other filings with the SEC.  This update is consistent with the presentation of continuing and discontinued operations included in the Company’s Quarterly Report on Form 10−Q for the third quarter ended September 30, 2011.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Document
23.1	Consent of Grant Thornton LLP
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the two years ended December 31, 2010
99.2	Consolidated Financial Statements and Supplementary Data as of and for the two years ended December 31, 2010
99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations for the two years ended December 31, 2009
99.4	Consolidated Financial Statements and Supplementary Data as of and for the two years ended December 31, 2009

SIGNATURES

Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANDY & HARMAN LTD.

Dated: November 15, 2011	By:	/s/ James F. McCabe, Jr.
	Name:	James F. McCabe, Jr.
	Title:	Chief Financial Officer